Supplement dated March 17, 2010
to the Class J Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2010
(As Supplemented on March 1, 2010)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

LARGECAP BLEND FUND I
On March 8, 2010, the Board of Directors for Principal Funds, Inc. approved the following proposal:
-- acquisition of the assets of the LargeCap Blend Fund I to be acquired by the LargeCap S&P 500 Index
Fund
This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Funds,
Inc. tentatively scheduled for July 2010. Additional information about this proposal will be provided in the Proxy statement/Prospectus that is expected to be mailed to record date acquired Fund shareholders in May 2010.

SHORT-TERM BOND FUND
On March 8, 2010, the Board of Directors for Principal Funds, Inc. approved the following proposal:
-- acquisition of the assets of the Short-Term Bond Fund to be acquired by the Short-Term Income Fund
This proposal will be submitted for shareholder vote at a Special Meeting of Shareholders of Principal Funds,
Inc. tentatively scheduled for July 2010. Additional information about this proposal will be provided in the Proxy statement/Prospectus that is expected to be mailed to record date acquired Fund shareholders in May 2010.

STRATEGIC ASSET MANAGEMENT ("SAM") FLEXIBLE INCOME PORTFOLIO
On page 7, delete the Average Annual Total Returns table and substitute the following:

Average Annual Total Returns
For the periods ended December 31, 2009	1 Year	5 Years	10 Years
Class J Return Before Taxes	19.69%	3.54%	4.57%
Class J Return After Taxes on Distributions	18.10%	2.09%	2.97%
Class J Return After Taxes on Distribution and Sale of Fund Shares	12.82%	2.27%	3.01%
Barclays Capital Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	5.93%	4.97%	6.33%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	26.46%	0.42%	-0.95%
Capital Benchmark (25/75) Index (reflects no deduction for fees, expenses, or taxes)	11.16%	4.05%	4.74%

MANAGEMENT OF THE FUNDS

Fees Paid to Principal
On page 227, in the "Fees Paid to Principal" table, for MidCap Growth, delete 0.69% and substitute 0.65%.

On page 227, in the “Fees Paid to Principal” sub-section, add the following information before the paragraph that begins, "The Fund operates as a Manager of Managers."

ALL FUNDS (EXCEPT MONEY MARKET FUND)
The Distributor has voluntarily agreed to limit the Fund’s Distribution and/or Service (12b-1) Fees normally payable by the Fund. The expense limit will maintain the level of Distribution and/or Service (12b-1) Fees
(expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares. The expense limit may be terminated at any time.

LARGECAP GROWTH FUND I (IN ADDITION TO NOTE ABOVE)
Principal has voluntarily agreed to limit the Fund’s Management Fees. The fee waiver will reduce the
Fund’s Management Fees by 0.09% (expressed as a percent of average net assets on an annualized basis). The expense limit may be terminated at any time.

MONEY MARKET FUND
Principal has voluntarily agreed to limit the Fund's expenses to the extent necessary to maintain a 0%
yield. The voluntary expense limit may be terminated at anytime.